UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 31, 2011
Date of earliest event reported: January 31, 2011

MediaMind Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34844	52-2266402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
135 West 18th Street, 5th Floor New York, NY 10011
(Address of principal executive offices, including zip code)

(646) 202-1320
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

MediaMind Technologies Inc. (the “Company”) announced on January 31, 2011 that Gal Trifon, President and Chief Executive Officer and Sarit Firon, Chief Financial Officer, will present and participate at the Stifel Nicolaus Annual Technology, Communications & Internet Conference at The Fairmont Hotel in San Francisco, California at 11 a.m. ET (8:00 a.m. PT) on February 9, 2011.  Mr. Trifon will also present at Deutsche Bank’s 2011 Small and Mid Cap Conference at the Ritz-Carlton in Naples, Florida at 2 p.m. ET (11 a.m. PT) on February 15, 2011.

A copy of the related press release dated January 31, 2011 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Media Mind Technologies Inc.

By:	/s/ Vered Raviv-Schwarz
Name: Vered Raviv-Schwarz
Title: General Counsel and Corporate Secretary

Date: January 31, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 31, 2011